UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2025, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) entered into an employment agreement (the “Agreement”) with Raghu Rao, the Company’s interim Chief Executive Officer. Pursuant to the Agreement, Mr. Rao is entitled to, among other things, (i) an annual gross base salary of $400,000, (ii) eligibility for a bonus equal to 5.0% of gross revenue received by the Company from a strategic transaction (subject to certain exceptions and not including the Company’s proposed transaction with Rorschach I LLC and Hyperliquid Strategies Inc.) and (iii) at the sole discretion of the Company’s board of directors, a cash or equity/options/restricted stock units bonus for achieving or progressing company stated goals. The Agreement shall terminate in accordance with its terms. Pursuant to the Agreement, if Mr. Rao is terminated without “Cause” (as defined in the Agreement), he is entitled to his base salary for six months, payable in accordance with the Company’s then-current payroll practices and subject to all required withholdings. In the event Mr. Rao resigns for any reason, Mr. Rao will not receive any severance benefits, provided that, pursuant to the Company’s standard payroll policies, the Company shall pay Mr. Rao any accrued obligations.

Also on July 31, 2025, the board of directors of the Company approved a discretionary bonus to Mr. Rao of $100,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Employment Agreement by and between the Company and Raghu Rao, dated July 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

Date:	August 1, 2025	By:	/s/ Raghu Rao
		Name:	Raghu Rao
		Title:	Interim Chief Executive Officer